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                                                                    Exhibit 10.9



                         IBEX HEALTHDATA SYSTEMS, INC.

                            2001 STOCK INCENTIVE PLAN




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                                                 TABLE OF CONTENTS

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                                                                                                                PAGE
                                                                                                                ----

ARTICLE I -  ESTABLISHMENT AND PURPOSE............................................................................1
         1.1.     Establishment...................................................................................1
         1.2.     Purpose.........................................................................................1
         1.3.     Type of Plan....................................................................................1
         1.4.     Shareholder Approval............................................................................1
         1.5.     Term of Plan....................................................................................2

ARTICLE II -  II DEFINITIONS......................................................................................2
         2.1.     "Affiliate".....................................................................................2
         2.2.     "Agreement".....................................................................................2
         2.3.     "Award".........................................................................................2
         2.4.     "Beneficiary"...................................................................................2
         2.5.     "Board".........................................................................................2
         2.6.     "Cause".........................................................................................2
         2.7.     "Change in Control".............................................................................3
         2.8.     "Code"..........................................................................................3
         2.9.     "Commission"....................................................................................3
         2.10.    "Committee".....................................................................................3
         2.11.    "Common Stock"..................................................................................3
         2.12.    "Company".......................................................................................3
         2.13.    "Disability"....................................................................................3
         2.14.    "Exchange Act"..................................................................................3
         2.15.    "Fair Market Value".............................................................................3
         2.16.    "Grant Date"....................................................................................4
         2.17.    "Incentive Stock Option"........................................................................4
         2.18.    "Nonqualified Stock Option".....................................................................4
         2.19.    "Option"........................................................................................4
         2.20.    "Option Period".................................................................................4
         2.21.    "Option Price"..................................................................................4
         2.22.    "Participant"...................................................................................4
         2.23.    "Plan"..........................................................................................4
         2.24.    "Public Offering"...............................................................................4
         2.25.    "Representative"................................................................................4
         2.26.    "Retirement"....................................................................................5
         2.27.    "Rule 16b-3"....................................................................................5
         2.28.    "SAR Award Period"..............................................................................5
         2.29.    "SAR Base Price"................................................................................5
         2.30.    "SAR Exercise Price"............................................................................5
         2.31.    "Securities Act"................................................................................5
         2.32.    "Stock Appreciation Right"......................................................................5
         2.33.    "Termination of Employment".....................................................................5

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
         2.34.    "Transfer"......................................................................................6

ARTICLE III -  ARTICLE III ADMINISTRATION.........................................................................6
         3.1.     Board Authority.................................................................................6
         3.2.     Committee Structure.............................................................................7
         3.3.     Special Committees..............................................................................7
         3.4.     Committee Authority.............................................................................8
         3.5.     Liability and Indemnification...................................................................9

ARTICLE IV -  STOCK SUBJECT TO PLAN...............................................................................9
         4.1.     Number of Shares Available......................................................................9
         4.2.     Release of Shares..............................................................................10
         4.3.     Conditions on Issuance of Shares...............................................................10
         4.4.     Shareholder Rights.............................................................................11
         4.5.     Adjustment for Corporate Changes...............................................................11

ARTICLE V -  ELIGIBILITY AND SELECTION...........................................................................11
         5.1.     Eligibility....................................................................................11
         5.2.     Selection of Participants......................................................................12
         5.3.     Adoption by Affiliates.........................................................................12
         5.4.     Awards in Substitution.........................................................................12

ARTICLE VI -  STOCK OPTIONS......................................................................................13
         6.1.     General........................................................................................13
         6.2.     Grant of Options...............................................................................13
         6.3.     Terms and Conditions...........................................................................13
         6.4.     Effect of Termination of Employment............................................................15
         6.5.     Information Available to Participants..........................................................17
         6.6.     Exercise of Options............................................................................17
         6.7.     Withholding on Exercise........................................................................17

ARTICLE VII -  PROVISIONS APPLICABLE TO ACQUIRED STOCK...........................................................18
         7.1.     Transfer of Shares.............................................................................18
         7.2.     Limited Transfer During Offering...............................................................18
         7.3.     Disqualifying Disposition......................................................................18
         7.4.     Rights of Repurchase...........................................................................18
         7.5.     Rights of First Refusal........................................................................19

ARTICLE VIII -  STOCK APPRECIATION RIGHTS........................................................................19
         8.1.     General........................................................................................19
         8.2.     Grant of Stock Appreciation Rights.............................................................19
         8.3.     Terms and Conditions...........................................................................19
         8.4.     Effect of Termination of Employment............................................................21
         8.5.     Information Available to Participants..........................................................22
         8.6.     Exercise of Rights.............................................................................22
         8.7.     Withholding on Exercise........................................................................23


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

ARTICLE IX -  CHANGE IN CONTROL PROVISIONS.......................................................................23
         9.1.     Impact of Event................................................................................23
         9.2.     Definition of Change in Control................................................................23

ARTICLE X -  MISCELLANEOUS.......................................................................................24
         10.1.    Amendment and Termination......................................................................24
         10.2.    Fail-Safe for Accounting Treatment.............................................................24
         10.3.    Fail-Safe for Rule 16b-3.......................................................................24
         10.4.    Fail-Safe for Incentive Stock Options..........................................................25
         10.5.    Fail-Safe for Mitigation of Excise Tax.........................................................25
         10.6.    No Creditor Rights.............................................................................25
         10.7.    No Rights with Respect to Employment...........................................................25
         10.8.    Relationship to Other Benefits.................................................................25
         10.9.    Controlling Law................................................................................26
         10.10.   Waiver, Cumulative Rights......................................................................26
         10.11.   Notices........................................................................................26
         10.12.   Successors and Assigns.........................................................................26
         10.13.   Headings.......................................................................................26
         10.14.   Severability...................................................................................26
         10.15.   Entire Agreement...............................................................................26


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                                           IBEX HEALTHDATA SYSTEMS, INC.

                                             2001 STOCK INCENTIVE PLAN



                                                     ARTICLE I

                                             ESTABLISHMENT AND PURPOSE

     1.1. ESTABLISHMENT. This instrument, and the plan of compensation hereby established, shall be known as the IBEX Healthdata Systems, Inc. 2001 Stock Incentive Plan and shall be hereinafter referred to as the "Plan." The Plan is hereby promulgated by IBEX Healthdata Systems, Inc. (hereinafter referred to as the "Company"), effective as of March 2, 2001, as adopted by the Board of Directors of the Company.

     1.2. PURPOSE. The purpose of the Plan is to provide additional incentive to persons who can make or are making, and can continue to make, substantial contributions to the growth and success of the Company, in order to attract and retain the employment and services of such persons and to encourage and reward such contributions, by providing these individuals with the opportunity to directly, on a long-term basis, participate in the Company's growth and success through stock ownership or the right to receive the value of stock appreciation; it being the judgment of the Board of Directors of the Company that so providing such additional incentive to such persons advances the overall interests of the Company's business and enhances the value of the Company for all of its shareholders.

     1.3. TYPE OF PLAN. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options (as hereinafter defined). Stock appreciation rights may be granted under the Plan independent of the grant of any options, or in conjunction with grants of options. The Plan is intended to be an "unfunded" plan of compensation; and shall not constitute any type of "employee benefit plan" subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     1.4. SHAREHOLDER APPROVAL. The grant of Incentive Stock Options under the Plan shall be subject to approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board of Directors of the Company (excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code). Such shareholder approval shall be obtained in the degree and manner required under applicable provisions of corporate charter, bylaws and state law regarding approval required for the issuance of corporate stock; provided that if there is no such applicable authority, such shareholder approval shall be obtained in the degree and manner required under the provisions of the Code applicable to Incentive Stock Options. Incentive Stock Options may be granted hereunder prior to such approval by the shareholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that shareholder approval is not obtained within such twelve (12) month period, all Incentive Stock Options previously granted under the Plan shall be exercisable as Nonqualified Stock Options.


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     1.5. TERM OF PLAN. The Plan shall continue in effect from the effective date set forth in Section 1.1 hereof until the date of the Plan's termination by the Board of Directors of the Company, as provided in Section 10.1 hereof. Notwithstanding anything herein to the contrary, Incentive Stock Options shall be granted under the Plan no later than ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or the date the Plan is approved by the shareholders of the Company as provided by Section
1.4 hereof.


                                   ARTICLE II

                                   DEFINITIONS

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1. "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code, which has adopted the Plan pursuant to Section 5.3.

     2.2. "AGREEMENT" means, individually or collectively, any agreement entered into pursuant to Section 6.2 or Section 8.2 hereof, pursuant to which an Option or a Stock Appreciation Right is granted to a Participant, including any amendments thereto made pursuant to Section 10.1 hereof.

     2.3. "AWARD" means the grant of an Option or a Stock Appreciation Right.

     2.4. "BENEFICIARY" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Options or Stock Appreciation Rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.5. "BOARD" means the Board of Directors of the Company.

     2.6. "CAUSE" means, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or omission which constitutes cause under the Company's established practices, policies or guidelines applicable to the Participant; (b) the material breach of a fiduciary duty owing to the Company, including without limitation, fraud and embezzlement or (c) conduct or the omission of conduct on the part of the

                                       2
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Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company.

     2.7. "CHANGE IN CONTROL" has the meaning set forth in Section 9.2.

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended or replaced from time to time, and the regulations thereunder.

     2.9. "COMMISSION" means the Securities and Exchange Commission or any successor thereto.

     2.10. "COMMITTEE" means the person or persons appointed or designated by the Board to administer certain aspects of the Plan, as described in Section 3.2 or Section 3.3 below.

     2.11. "COMMON STOCK" means the shares of the Company's regular voting common stock, no par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purposes of the Plan.

     2.12. "COMPANY" means IBEX Healthdata Systems, Inc., an Illinois corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated.

     2.13. "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a felony criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability by any entity or person for any other purpose.

     2.14. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.15. "FAIR MARKET VALUE" means, as of any date, the value of one share of Common Stock, determined pursuant to the applicable method described below:

          (a) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

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          (b) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

          (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined in good faith by the Board.

     2.16. "GRANT DATE" means the date as of which the Board makes a grant of an Option or of a Stock Appreciation Right to a person eligible to participate in the Plan, or any other date determined by the Board.

     2.17. "INCENTIVE STOCK OPTION" means any Option intended to be and designated in an Agreement as an "incentive stock option" within the meaning of
Section 422(b) of the Code.

     2.18. "NONQUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan, which does not qualify as an Incentive Stock Option.

     2.19. "OPTION" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

     2.20. "OPTION PERIOD" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

     2.21. "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

     2.22. "PARTICIPANT" means a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into and remains effective under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Option or Stock Appreciation Right was originally granted.

     2.23. "PLAN" means this IBEX Healthdata Systems, Inc. 2001 Stock Incentive Plan, as herein set forth and as may be amended from time to time.

     2.24. "PUBLIC OFFERING" means an initial public offering of shares of Common Stock under the Securities Act.

     2.25. "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will, and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant subject to court supervision; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option or a Stock Appreciation Right has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee. Any Representative shall be subject to all terms and conditions applicable to the Participant.

     2.26. "RETIREMENT" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age sixty five (65).

     2.27. "RULE 16B-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under
Section 16 of the Exchange Act.

     2.28. "SAR AWARD PERIOD" means the period during which a Stock Appreciation Right shall be exercisable in accordance with the related Agreement and Article VIII.

     2.29. "SAR BASE PRICE" means the price per share of Common Stock covered by a Stock Appreciation Right as provided in Section 8.3(b).

     2.30. "SAR EXERCISE PRICE" means the Fair Market Value per share of Common Stock covered by a Stock Appreciation Right at the date of exercise of the Stock Appreciation Right.

     2.31. "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.32. "STOCK APPRECIATION RIGHT" means a right, granted to a Participant under Section 8.1 hereof, to receive payment of an amount measured by appreciation in the Fair Market Value of a specified number of shares of Common Stock over a specified period of time.

     2.33. "TERMINATION OF EMPLOYMENT" means the occurrence of any act or event that actually or effectively causes or results in a person ceasing, for whatever reason, to be an employee, officer, director, consultant or other service provider of the Company, including, without limitation, Retirement, death, Disability, cessation at the election of the Participant, or dismissal by the Company. A transfer of employment from the Company to an entity which is an Affiliate as defined in Section 2.1 (without regard to adoption of the Plan) or from such an entity to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. With respect to any person who is not an, employee of the Company, the Committee may determine and include in such person's Agreement more detailed or particular provisions concerning what act or event shall constitute a Termination of Employment with respect to that person. With respect to an employee who is granted an Incentive Stock Option, a change in such person's status from that of an employee to a director (non-employee), consultant or other service provider shall not constitute a Termination of Employment, unless expressly determined by the Committee; provided that an Option granted to such person as an Incentive

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Stock Option shall be treated as a Nonqualified Stock Option as of the date of such change in status. For purposes of determining whether a Termination of Employment has occurred, the employment relationship of an employee who is granted an Incentive Stock Option shall be treated as continuing intact while the person is on leave of absence consistent with the requirements of Section 422 and related provisions of the Code.

     2.34. "TRANSFER" means any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                   ARTICLE III

                                 ADMINISTRATION

     3.1. BOARD AUTHORITY. Except as provided under Section 3.2 or Section 3.3, the Plan shall be administered by the Board, which shall have the sole authority under the Plan:

          (a) to select those persons to whom Awards may be granted from time to time; to determine whether and to what extent Awards are to be granted hereunder, and to determine the number of shares of Common Stock to be covered by each Option and Stock Appreciation Right granted hereunder,

          (b) to determine the terms and conditions of any Option or Stock Appreciation Right granted hereunder (including, but not limited to, the Option Price or SAR Base Price, the Option Period or SAR Award Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Option, Stock Appreciation Right or any shares of Common Stock relating thereto, any performance criteria and the satisfaction of such criteria);

          (c) to determine the restrictions or limitations on the transfer of Common Stock; and to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (d) to determine the Fair Market Value of a share of Common Stock as of any date;

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

          (f) to determine under what circumstances an Award may be settled in cash or Common Stock;

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          (g) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (h) to adopt, amend and rescind such rules, guidelines, procedures and practices as, in its opinion, may be advisable in the administration of the Plan (and which may differ with respect to Awards granted at different times or to different Participants); and

          (i) to otherwise interpret and apply the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement), and to otherwise supervise the administration of the Plan.

     Any, determination made by the Board pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All determinations and decisions made, and actions undertaken, by the Board pursuant to the provisions of the Plan shall be final and binding for all purposes and on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

     3.2. COMMITTEE STRUCTURE. Certain aspects of the Plan, as set forth in
Section 3.4, shall be administered by a committee (the "Committee) comprised of one or more members of the Board, as appointed by the Board. In the event that, at any time, no Committee shall be in office, the Board shall exercise the functions of the Committee.

     Unless otherwise provided in a charter promulgated by the Board or adopted by the Committee, a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan.

     The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board.

     Unless otherwise provided in a charter promulgated by the Board or adopted by the Committee, the Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     3.3. SPECIAL COMMITTEES. Notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Officers" and "Directors" (as such terms are defined for purposes of Section 16 of the Exchange Act) of the Company or an Affiliate, at such time or in such circumstances as such individuals are subject to Section 16 of the Exchange Act, such grants shall be made and administered by a "Rule 16b-3 Committee" appointed by the Board. Such Rule 16b-3 Committee shall consist solely of two (2) or more "Non-Employee Directors" (as defined for purposes of, Rule 16b-3) and shall otherwise be constituted and act in

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such manner as to permit such grants to Officers and Directors and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

     Further notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Covered Employees" (as defined for purposes of Section 162(m) of the Code), at such time or in such circumstances as Section 162(m) of the Code may be applicable to the Company or an Affiliate as a "Publicly Held Company" (as defined for purposes of Section 162(m) of the Code), such grants shall be made and administered by a "Section 162(m) CoMMittee" appointed by the Board. Such Section 162(m) Committee shall consist solely of two (2) or more "Outside Directors" and shall otherwise be constituted and act in such manner as to permit such grants to Covered Employees to qualify as "Performance-Based Compensation" excludable from "Applicable Employee Remuneration" (as said terms are defined for purposes of Section 162(m) of the Code) in order that the Company or an Affiliate not be subject to the LIMITATION on deductions allowed for Applicable Employee Remuneration set forth in Section 162(m) of the Code.

     Any Rule 16b-3 Committee or Section 162(m) Committee appointed by the Board shall function and have authority as provided by Section 3.1 with respect to the Board applicable to the making and administration of the grants of Awards with respect to which the Committee is appointed; and shall be subject to the constitutional and procedural provisions as provided with respect to the Committee under Section 3.2. A Rule 16-b Committee or Section 162(m) Committee may be a subcommittee of the Committee. The Board may constitute the Committee to satisfy the requirements for the Committee to be a Rule 16b-3 Committee or a
Section 162(m) Committee (or both).

     3.4. COMMITTEE AUTHORITY. Subject to the terms of the Plan, the Committee shall have the authority:

          (a) to provide for the forms of Agreements to be utilized in connection with the Plan;

          (b) to prescribe the manner in which and the form on which Participants may designate a Beneficiary;

          (c) to determine the identity of a Participant's Beneficiary or Representative for purposes of the Plan;

          (d) to determine whether a Participant has a Disability or a Retirement; and to determine whether and with what effect a Participant has incurred a Termination of Employment;

          (e) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

          (f) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

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          (g) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under the Plan;

          (h) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements; and to determine the permissible methods of payment on exercise of Stock Appreciation Rights;

          (i) to suspend or delay any time period described in the Plan or any Agreement if the Committee determines the applicable action may constitute a violation of any law, or result in liability under any law to the Company, an Affiliate or a shareholder of the Company, until such time as the action required or permitted shall not constitute such violation of law or result in such liability; and

          (j) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or at any time thereafter; unless in contravention of any action by the Board in its administration of the Plan as provided by Section 3.1, any action by a Rule 16b-3 Committee or a Section 162(n) Committee acting pursuant to Section 3.3, or any express term of the Plan or an Agreement. All determinations and decisions made, and actions undertaken, by the Committee pursuant to the provisions of the Plan shall be final and binding for all purposes and on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

     3.5. LIABILITY AND INDEMNIFICATION. No member of the Board or any Committee shall be liable for any action or determination made or taken by the member, Board or Committee in good faith with respect to the Plan. Each member of the Board or any Committee shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Board or Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     Each person who is or at any time serves as a member of the Board or Committee shall be indemnified and held harmless by the Company against and from
(i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan, and
(ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its expense, to handle and defend such claim, action, suit or proceeding before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification: to which such persons may be entitled under the articles or certificate of incorporation or bylaws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such persons or hold such persons harmless.


                                   ARTICLE IV

                              STOCK SUBJECT TO PLAN

     4.1. NUMBER OF SHARES AVAILABLE. Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available or distribution pursuant to the exercise of Options under the Plan, whether Incentive Stock Options or Nonqualified Stock Options, shall be six hundred twelve (612) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2. RELEASE OF SHARES. Subject to Section 6.3(e), if any shares of Common Stock that are subject to any Option cease to be subject to an Option or are forfeited or repurchased, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Options under the Plan.

     4.3. CONDITIONS ON ISSUANCE OF SHARES. Shares of Common Stock issued in conjunction with an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Board or Committee, as applicable, in their discretion, may determine or provide in an Agreement as authorized hereunder.

     The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or The NASDAQ Stock Market (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation.

     The Board or the Committee, as applicable, may require any person exercising an Option to make such representations, furnish such information and execute such other documents as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise; including, but not limited to, requiring each person purchasing shares to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof.

     The Company may cause any certificate for any share of Common Stock to be delivered on exercise of an Option to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require.

     Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

     Any amounts owed to the Company by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company.

     4.4. SHAREHOLDER RIGHTS. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until (i) after proper exercise of the Option, (ii) after such other action is taken by the person as may be required pursuant to the Agreement evidencing such Option, and (iii) such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of an Option or any portion thereof, the Company shall have thirty (30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

     4.5. ADJUSTMENT FOR CORPORATE CHANGES. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company, then the Board shall determine whether (and the extent to which) or not to adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options and Stock Appreciation Rights, the exercise price per share of outstanding Options, and performance conditions and any other characteristics or terms of the Options as the Board shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares (and no cash settlements shall be made with respect to fractional shares eliminated by rounding).


                                    ARTICLE V

                            ELIGIBILITY AND SELECTION

     5.1. ELIGIBILITY. The persons eligible to participate in the Plan and be granted Awards shall be employees, officers, directors, consultants or other service providers of the Company or an Affiliate.

     For purposes of this Section 5.1, prospective employees, officers, directors, consultants or other service providers of the Company shall be eligible to participate in the Plan and be granted Awards in connection with and in furtherance of written offers of employment, retention or engagement, prior to the date any such person commences employment or first performs services for the Company, provided that:

          (a) any Award granted to such person shall be granted contingent on such person commencing employment or performance of services ofor the Company, and shall be exercisable no earlier than the date on which such person commences employment or first performs service for the Company;

          (b) any Option granted to such person who will not be a common-law employee of the Company (or any "Parent" or "Subsidiary" of the Company as defined in Section 424 of the Code) shall be a Nonqualified Stock Option; and

          (c) any Option granted to such person who will be a common-law employee of the Company (or any "Participant" or "Subsidiary" of the Company as defined in Section 424 of the Code) designated as an Incentive Stock Option shall be deemed granted effective on the date such person commences such employment, with the exercise price of the Option to be determined pursuant to Section 6.3(b) as of such date of commencement of employment.

     5.2. SELECTION OF PARTICIPANTS. Of those persons eligible to participate in the Plan as described in Section 5.1 the Board shall, from time to time and in its sole discretion, select the persons to be granted Awards and shall determine the terms and conditions with respect thereto. The Board may give consideration to such factors as deemed relevant by the Board to making such selection and determination.

     5.3. ADOPTION BY AFFILIATES. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board and subject to such conditions as may be imposed by the Board, adopt the Plan for the benefit of its employees, officers, directors, consultants or other service providers, as of the date specified in the board resolution. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board and subject to such conditions as may be imposed by the Board, terminate its adoption of the Plan.

     Subsequent to adoption of the Plan by an Affiliate as provided in the preceding paragraph, the Affiliate shall be subject to all of the terms, conditions and requirements of the Plan; and the term "Company" as otherwise defined herein shall be deemed to include the Affiliate, provided however that the term "Company" shall not be deemed to refer to an Affiliate for purposes of Sections 2.1, 2.5, 2.11, 2.24 and 10.1 (with particular reference to action by the Board under the Plan and the power to amend or terminate the Plan).

     5.4. AWARDS IN SUBSTITUTION. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for options or rights held by employees, officers, directors, consultants or service providers of other corporations who are about to become employees, officers, directors, consultants or service providers of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of the stock of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Board may deem appropriate to conform, in whole or in part, to the provisions of the options or rights in substitution for which they are granted.


                                   ARTICLE VI

                                  STOCK OPTIONS

     6.1. GENERAL. The Board shall have authority to grant Options, which may be either Incentive Stock Options or Nonqualified Stock Options or a combination of both, under the Plan at any time or from time to time. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of the conditions, restrictions or limitations imposed in accordance with the Plan and an Agreement (which may differ from other Agreements), including, without limitation, payment of the Option Price.

     Notwithstanding anything herein to the contrary, Incentive Stock Options shall be granted only to persons who are common-law employees of the Company, or any "Parent" or "Subsidiary" (as such terms are defined in Section 424 of the Code) of the Company, on the date of grant thereof.

     The Board shall designate whether all or a portion of an Option is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

     6.2. GRANT OF OPTIONS. The grant of an Option shall occur as of the date the Board determines. Each Option granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. A person selected by the Board to receive an Option shall not become a Participant and have any rights with respect to such Option unless and until such person has executed such Agreement, has delivered a fully executed copy thereof to the person or office designated by the Committee and has otherwise complied with any applicable requirements set forth by the Board or Committee, as applicable, as part of the grant of the Option.

     6.3. TERMS AND CONDITIONS. Options shall be subject to such terms and conditions as shall be determined by the Board or Committee, as applicable, including the following:

          (a) OPTION PERIOD. The Option Period of each Option shall be fixed by the Board. Notwithstanding anything herein to the contrary, the Option Period of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof, provided that in the case of an Incentive Stock Option granted to a Participant who, at the date of the grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any "Parent" or "Subsidiary" (as such terms are defined in Section 424 of the Code) of the Company, the Option Period of such Option shall be no more than five (5) years from the date of grant thereof.

          (b) OPTION PRICE. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Board. Notwithstanding anything herein to the contrary, the Option Price of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of the Option; provided that in the case of an Incentive Stock Option granted to a Participant who, at the date of the grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any "Parent" or "Subsidiary" (as such terms are defined in Section 424 of the Code) of the Company, the Option Price of such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant of the Option.

          (c) VESTING AND EXERCISABILITY. Options shall become vested and be exercisable as determined by the Board and set forth in each Agreement. An Agreement shall state, with respect to all or designated portions of the shares of Common Stock subject thereto, the time at which or the installments in which the Option shall become vested and be exercisable during the Option Period. The Board may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

     Notwithstanding anything herein to the contrary, an Option shall become vested and be exercisable at a rate no less rapid than twenty percent (20%) per year of employment with or rendering of services to the Company, over a period of five (5) years from the Grant Date of the Option.

     Further notwithstanding anything herein to the contrary, unless otherwise determined by the Board and provided in an Agreement, each Option shall become vested and be exercisable according to the following schedule:

                                                                                         PERCENTAGE OF
        PERIOD OF PARTICIPANT'S CONTINUOUS                                               OPTION VESTED
        EMPLOYMENT OR SERVICE                                                           AND EXERCISABLE
        ---------------------                                                           ---------------
        Prior to First Anniversary of Grant Date                                                0%
        On and After First Anniversary of Grant Date                                           34%
        On and After Second Anniversary of Grant Date                                          67%
        On and After Third Anniversary of Grant Date                                          100%


     In the case of any Option which, at the Grant Date, is granted with provisions for vesting and exercisability at a later date or in installments, whether by determination of the Board or by operation of the preceding paragraph, the Board may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Option, in whole or in part, and accelerate the exercisability of all or a portion of the Option.

          (d) EXERCISE LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding anything herein-to the contrary, to the extent that the aggregate Fair Market Value of Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Participant during any calendar year (under all plans of the Company or any "Parent" or "Subsidiary" of the Company, as such terms are defined in Section 424 of the Code) exceeds $100,000, such excess Options, to the extent of the shares of Common Stock covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which the Options were granted, and the Fair Market Value of Common Stock shall be determined as of the date the Option with respect to such Common Stock was granted.

          (e) METHOD OF PAYMENT. To the extent set forth in the Agreement evidencing the Option, payment in full or in part may be made (i) by cash or by check; (ii) by delivering Common Stock already owned by the Participant for a period of at least six (6) months and having a total Fair Market Value on the date of such delivery equal to the Option Price; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (iv) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon the exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (v) by such other payment means authorized by the Committee (other than for services rendered); or (vi) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued on exercise of an Option until full payment therefor, as determined by the Committee, has been made.

          (f) NONTRANSFERABILITY OF OPTIONS. Except as specifically provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an Option shall be exercisable during the Participant's lifetime only by the Participant.

          (g) DESIGNATION OF BENEFICIARY. A Participant may designate, a Beneficiary who may exercise the Participant's Option after the Participant's death, subject to the provisions of the Plan. Such designation shall be made in such manner and on such form as shall be prescribed by the Committee.

     6.4. EFFECT OF TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Board and set forth in an Agreement, if a Participant incurs a Termination of Employment, for any reason, prior to the expiration of the Option Period of any Option, the Option, if not vested and exercisable on the date of Termination of Employment, or any portion of the Option that is not vested and exercisable on the date of the Termination of Employment, shall expire and be forfeited, and shall be void for all purposes, immediately on the date of Termination of Employment.

     Except as otherwise determined by the Board and set forth in an Agreement, in the case of a Participant who incurs a Termination of Employment prior to the expiration of the Option Period of any Option, the Option, if vested and exercisable on the date of Termination of Employment, or any portion of the Option that is vested and exercisable on the date of Termination of Employment, shall continue to be exercisable only for the applicable extended time period following such Termination of Employment set forth hereinafter and shall otherwise cease to be exercisable as of the close of business on the date of Termination of Employment.

          (a) In the event of Termination of Employment constituting Retirement, such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Retirement or, if earlier, the expiration of the Option Period.

          (b) In the event of Termination of Employment due to death, such Option or such portion thereof may be exercised by the Participant's Representative until the end of the twelve (12) month period commencing with the date of the Participant's death or, if earlier, the expiration of the Option Period.

          (c) In the event of Termination of Employment due to Disability, such Option or such portion thereof may be exercised by the Participant or, in the event the Participant is legally incompetent, the Participant's Representative until the end of the twelve (12) month period commencing with the date of Disability or, if earlier, the expiration of the Option Period.

          (d) In the event of Termination of Employment for any reason other than Retirement, death or Disability, whether at the election of the Participant or due to dismissal by the Company, such Option or such portion thereof may be exercised by the Participant until the end of the thirty
     (30) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the Option Period; provided that if a Participant elects such Termination of Employment without appropriate or agreed notice and agreed termination terms, such Option or such portion thereof shall cease to be exercisable automatically upon first notification to the Company by the Participant of such termination, with no extended time period for any exercise of the Option or any portion thereof.

          (e) Notwithstanding anything in the preceding subparagraphs (a), (b),
     (c) and (d) to the contrary, in the event of Termination of Employment of a Participant by the Company for Cause, such Option or such portion thereof shall cease to be exercisable automatically upon first notification to the Participant by the Company of such termination, with no extended time period for any exercise of the Option or any portion thereof. If a Participant's employment or services are suspended pending an investigation of whether the Participant's employment or services should be terminated for Cause, all of the Participant's rights under any Option shall likewise be suspended during the period of such investigation.

     Notwithstanding anything herein to the contrary, the Board may, at any time and in its sole discretion, further extend or modify the extended time periods for exercisability set forth in this Section 6.4, or waive or modify the operation of the provisions of this Section 6.4 as regards elective Termination of Employment without appropriate or agreed notice and agreed termination terms or Termination of Employment for Cause; provided that in the event an Incentive Stock Option is permitted to be exercised and is exercised by a Participant, following a Termination of Employment, after the expiration of any applicable exercise period that applies for purposes of Section 422 of the Code, such Option shall be treated as a Nonqualified Stock Option.

     6.5. INFORMATION AVAILABLE TO PARTICIPANTS. At least annually, the Company shall make available to all Participants copies of the Company's financial statements for its most recently completed fiscal year. Except as may be required by applicable law, neither the Company, the Board nor the Committee shall have any duty or obligation to provide or make available to any Participant any other disclosures or information regarding the Company, and no Participant shall have any right to obtain any other disclosures or to receive any other information regarding the Company, in connection with the grant or exercise of any Option.

     6.6. EXERCISE OF OPTIONS. An Option which is vested and exercisable shall be exercised by a Participant (or a Representative), in whole or in part at any time during the Option Period, by giving written notice to the Company, in such form and manner as the Committee may prescribe, specifying the number of shares of Common Stock attributable to the Option to be purchased. Such notice of exercise given to the Company shall be accompanied by payment in full (or direction as to payment in full) of the Option Price and any other executed documents required by the Committee.

     6.7. WITHHOLDING ON EXERCISE. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

                                   ARTICLE VII

                     PROVISIONS APPLICABLE TO ACQUIRED STOCK

     7.1. TRANSFER OF SHARES. The Common Stock acquired pursuant to the exercise of an Option shall at all times be subject to those transfer and repurchase conditions and restrictions set forth in this Article VII and in any other provision of the Plan.

     Notwithstanding anything herein to the contrary, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his or her parents, spouse or descendants or to any trust for the benefit of the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants.

     Any otherwise permitted transfer of shares acquired pursuant to the exercise of an Option shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision restricting Common Stock under the Agreement; provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Participant.

     7.2. LIMITED TRANSFER DURING OFFERING. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

     7.3. DISQUALIFYING DISPOSITION. If a Participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option in any transaction considered to be a "disqualifying disposition" under Section 421(b) of the Code, the Participant shall provide notice to the Company of such transaction. The Company shall have the right to deduct any Federal, state, local or foreign taxes of any kind required by law to be withheld, with respect to the amount involved in such transaction, from any amounts otherwise payable by the Company to the Participant, or to require the Participant to make other arrangements satisfactory to the Company regarding payment of such taxes.

     7.4. RIGHTS OF REPURCHASE. Prior to a Public Offering, Common Stock acquired by a Participant pursuant to the exercise of an Option shall be subject to such rights of repurchase (i) on the part of either or both of the Company or its shareholders, and (ii) upon the Participant's Termination of Employment or at such other time or the happening of such other event, as may be specified by the Board at the time the Option is granted. Any such rights of repurchase made applicable with respect to any Participant may vary from any rights of repurchase that may apply to other Participants, and may apply in addition to any rights of repurchase that may generally apply with respect to shareholders of the Company. Such rights of repurchase shall be set forth in full in an Agreement, or shall be reflected in an Agreement by means of (i) incorporation by reference therein of the terms of one or more other documents, or (ii) provision therein requiring the Participant to execute and become a party to such other shareholder, stock restriction or other agreements, as the Board shall in its discretion determine to be appropriate.

     7.5. RIGHTS OF FIRST REFUSAL. Prior to a Public Offering, Common Stock acquired by a Participant pursuant to the exercise of an Option shall be subject to such rights of first refusal in favor of either or both of the Company or its shareholders as may be specified by the Board at the time the Option is granted. Any such rights of first refusal made applicable with respect to any Participant may vary from any rights of first refusal that may apply to other Participants, and may apply in addition to any rights of first refusal that may generally apply with respect to shareholders of the Company. Such rights of first refusal shall be set forth in full in an Agreement, or shall be reflected in an Agreement by means of (i) incorporation by reference therein of the terms of one or more other documents, or (ii) provision therein requiring the Participant to execute and become a party to such other shareholder, stock restriction or other agreements, as the Board shall in its discretion determine to be appropriate.


                      ARTICLE VIII STOCK APPRECIATION RIGHTS

     8.1. GENERAL. The Board shall have authority to grant Stock Appreciation Rights, which may be "stand alone" rights independent of the grant of any Options or rights granted "in tandem" with grants of Options or a combination of both, under the Plan at any time or from time to time. A Stock Appreciation Right shall entitle the Participant to receive payment from the Company, upon exercise of such right, based upon appreciation in the Fair Market Value of a specified number of shares of Common Stock, equal to the excess of the SAR Exercise Price over the SAR Base Price multiplied by the number of shares with respect to which the Stock Appreciation Right is exercised, subject to the Participant's satisfaction in full of the conditions, restrictions or limitations imposed in accordance with the Plan and an Agreement (which may differ from other Agreements).

     8.2. GRANT OF STOCK APPRECIATION RIGHTS. The grant of a Stock Appreciation Right shall occur as of the date the Board determines. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the express terms and conditions set forth in the Plan. A person selected by the Board to receive a Stock Appreciation Right shall not become a Participant and have any rights with respect to such Stock Appreciation Right unless and until such person has executed such Agreement, has delivered a fully executed copy thereof to the person or office designated by the Committee and has otherwise complied with any applicable requirements set forth by the Board or Committee, as applicable, as part of the grant of the Stock Appreciation Right.

     8.3. TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board or Committee, as applicable, including the following:

          (a) SAR AWARD PERIOD. The SAR Award Period of each Stock Appreciation Right shall be fixed by the Board.

          (b) SAR BASE PRICE. The SAR Base Price under a Stock Appreciation Right shall be the Fair Market Value of a share of Common Stock at the date of grant of the Stock Appreciation Right, unless otherwise determined by the Board.

          (c) VESTING AND EXERCISABILITY. Stock Appreciation Rights shall become vested and be exercisable as determined by the Board and set forth in each Agreement. An Agreement shall state, with respect to all or designated portions of the shares of Common Stock covered thereunder, the time at which or the installments in which the Stock Appreciation Right shall become vested and be exercisable during the SAR Award Period. The Board may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

     Notwithstanding anything herein to the contrary, a Stock Appreciation Right shall become vested and be exercisable at a rate no less rapid than twenty percent (20%) per year of employment with or rendering of services to the Company, over a period of five (5) years from the Grant Date of the Stock Appreciation Right.

     Further notwithstanding anything herein to the contrary, unless otherwise determined by the Board and provided in an Agreement, each Stock Appreciation Right shall become vested and be exercisable according to the following schedule:

                                                                                         PERCENTAGE OF
        PERIOD OF PARTICIPANT'S CONTINUOUS                                                RIGHT VESTED
        EMPLOYMENT OR SERVICE                                                           AND EXERCISABLE
        ---------------------                                                           ---------------
        Prior to First Anniversary of Grant Date                                                0%
        On and After First Anniversary of Grant Date                                           34%
        On and After Second Anniversary of Grant Date                                          67%
        On and After Third Anniversary of Grant Date                                          100%

          In the case of any Stock Appreciation Right which, at the Grant Date, is granted with provisions for vesting and exercisability at a later date or in installments, whether by determination of the Board or by operation of the preceding paragraph, the Board may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Stock Appreciation Right, in whole or in part, and accelerate the exercisability of all or a portion of the Stock Appreciation Right.

          (d) TANDEM GRANTS. Stock Appreciation Rights may be granted in tandem with Options, under terms and conditions prescribed by the Board pursuant to which the exercise by a Participant of a Stock Appreciation Right with respect to one share of Common Stock covered thereunder cancels the right to purchase one share of Common Stock under an Option granted to the Participant. Notwithstanding anything herein to the contrary, any Stock Appreciation Right granted in tandem with an Incentive Stock Option shall
     (i) expire no later than the expiration of the Option, (ii) be for no more than the difference between the Option Price of the Option and the Fair Market Value of the Common Stock subject to the Option at the time the right is exercised,
     (iii) be transferable only when the Option is transferable and under the same conditions, (iv) be exercised only when the Option is exercisable and
     (v) be exercised only when the Fair Market Value of the Common Stock subject to the Option exceeds the Option Price of the Option.

          (e) METHOD OF PAYMENT. Payment of the amount due on exercise of a Stock Appreciation Right may be made by cash or by check, or by such other medium, at such time or in installments at such times, as the Committee shall specify and set forth in the Agreement evidencing the Stock Appreciation Right.

          (f) NON-TRANSFERABILITY OF RIGHTS. Except as specifically provided herein or in an Agreement, no Stock Appreciation Right or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and a Stock Appreciation Right shall be exercisable during the Participant's lifetime only by the Participant.

          (g) DESIGNATION OF BENEFICIARY. A Participant may designate a Beneficiary who may exercise the Participant's Stock Appreciation Right after the Participant's death, subject to the provisions of the Plan. Such designation shall be made in such manner and on such form as shall be prescribed by the Committee.

     8.4. EFFECT OF TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Board and set forth in an Agreement, if a Participant incurs a Termination of Employment, for any reason, prior to the expiration of the SAR Award Period of any Stock Appreciation Right, the Stock Appreciation Right, if not vested and exercisable on the date of Termination of Employment, or any portion of the Stock Appreciation Right that is not vested and exercisable on the date of the Termination of Employment, shall expire and be forfeited, and shall be void for all purposes, immediately on the date of Termination of Employment.

     Except as otherwise determined by the Board and set forth in an Agreement, in the case of a Participant who incurs a Termination of Employment prior to the expiration of the SAR Award Period of any Stock. Appreciation Right, the Stock Appreciation Right, if vested and exercisable on the date of Termination of Employment, or any portion of the Stock Appreciation Right that is vested and exercisable on the date of Termination of Employment, shall continue to be exercisable only for the applicable extended time period following such Termination of Employment set forth hereinafter and shall otherwise cease to be exercisable as of the close of business on the date of Termination of Employment.

          (a) In the event of Termination of Employment constituting Retirement, such Stock Appreciation Right or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Retirement or, if earlier, the expiration of the SAR Award Period.

          (b) In the event of Termination of Employment due to death, such Stock Appreciation Right or such portion thereof may be exercised by the Participant's

     Representative until the end of the twelve (12) month period commencing with the date of the Participant's death or, if earlier, the expiration of the SAR Award Period.

          (c) In the event of Termination of Employment due to Disability, such Stock Appreciation Right or such portion thereof may be exercised by the Participant or, in the event the Participant is legally incompetent, the Participant's Representative until the end of the twelve (12) month period commencing with the date of Disability or, if earlier, the expiration of the SAR Award Period.

          (d) In the event of Termination of Employment for any reason other than Retirement, death or Disability, whether at the election of the Participant or due to dismissal by the Company, such Stock Appreciation Right or such portion thereof may be exercised by the Participant until the end of the thirty (30) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the SAR Award Period; provided that if a Participant elects such Termination of Employment without appropriate or agreed notice and agreed termination terms, such Stock Appreciation Right or such portion thereof shall cease to be exercisable automatically upon fist notification to the Company by the Participant of such termination, with no extended time period for any exercise of the Stock Appreciation Right or any portion thereof.

          (e) Notwithstanding anything in the preceding subparagraphs (a), (b),
     (c) and (d) to the contrary, in the event of Termination of Employment of a Participant by the Company for Cause, such Stock Appreciation Right or such portion thereof shall cease to be exercisable automatically upon first notification to the Participant by the Company of such termination, with no extended time period for any exercise of the Stock Appreciation Right or any portion thereof. If a Participant's employment or services are suspended pending an investigation of whether the Participant's employment or services should be terminated for Cause, all of the Participant's rights under any Stock Appreciation Right shall likewise be suspended during the period of such investigation.

     Notwithstanding anything herein to the contrary, the Board may, at any time and in its sole discretion, further extend or modify the extended time periods for exercisability set forth in this Section 8.4, or waive or modify the operation of the provisions of this Section 8.4 as regards elective Termination of Employment without appropriate or agreed notice and agreed termination terms or Termination of Employment for Cause.

     8.5. INFORMATION AVAILABLE TO PARTICIPANTS. At least annually, the Company shall make available to all Participants copies of the Company's financial statements for its most recently completed fiscal year. Except as may be required by applicable law, neither the Company, the Board nor the Committee shall have any duty or obligation to provide or make available to any Participant any other disclosures or information regarding the Company, and no Participant shall have any right to obtain any other disclosures or to receive any other information regarding the Company, in connection with the grant or exercise of any Stock Appreciation Right.

     8.6. EXERCISE OF RIGHTS. A Stock Appreciation Right which is vested and exercisable shall be exercised by a Participant (or a Representative), in whole or in part at any time during the SAR Award Period, by giving written notice to the Company, in such form and manner as the Committee may prescribe, specifying the number of shares of Common Stock covered by the Stock Appreciation Right with respect to which the Participant is exercising the right to receive payment

     8.7. WITHHOLDING ON EXERCISE. The Company shall have the right to deduct from all payments made on the exercise of a Stock Appreciation Right all amounts required by law to be withheld for the payment of any Federal, state, local or foreign taxes of any kind. In the event such payment is to be made in Common Stock or any other medium from which withholding may not be made, the provisions of Section 6.7 shall apply with respect to the exercise of the Stock Appreciation Right.


                     ARTICLE IX CHANGE IN CONTROL PROVISIONS

     9.1. IMPACT OF EVENT. Notwithstanding any other provision of the Plan or in an Agreement to the contrary, in the event of a Change in Control (as defined in Section 9.2), any Awards outstanding as of the date of the Change in Control which are not then fully vested and exercisable shall become, as of such date, fully vested and exercisable to the full extent of the original grant.

     9.2. DEFINITION OF CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred (a) on the effective date of a Public Offering, (b) if any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of voting stock representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities ("Outstanding Voting Securities'); (c)(i) upon the consummation of a merger, reorganization, consolidation or sale or other transfer of substantially all of the assets of the Company (a "Corporate Transaction"), excluding a Corporate Transaction pursuant to which all or substantially all of the persons who are beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than fifty percent (50%) of the Outstanding Voting Securities of the corporation resulting from such Corporate Transaction, and (ii) the persons who were the members of the Board prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (d) if the shareholders of the Company approve a plan of liquidation of the Company; or (e) if within any period of twenty-four (24) consecutive months; persons who were members of the Board immediately prior to such twenty-four (24) month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent-solicitation contest or any action taken to avoid such a contest) during such twenty-four
(24) month period by or upon the recommendation of persons who were members of the Board immediately prior to such twenty-four (24) month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

                             ARTICLE X MISCELLANEOUS

     10.1. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time, but no amendment or termination shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except to the extent such amendment or termination is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation or rule.

     Notwithstanding anything herein to the contrary, any amendment of the Plan increasing the number, of shares available under the Plan as provided under
Section 4.1, or changing the designation of persons eligible to receive Options under the Plan as provided in Article V, shall not be effective unless approved by the shareholders of the Company in the same degree and manner as is specified in Section 1.4 with respect to approval of the Plan by the shareholders of the Company required for the grant of Incentive Stock Options under the Plan.

     The Board may amend the terms of any Award theretofore granted as set forth in an Agreement, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant without the Participant's consent, except to the extent such an amendment is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation or rule.

     10.2. FAIL-SAFE FOR ACCOUNTING TREATMENT. Notwithstanding anything in the Plan to the contrary, if any right under the Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

     10.3. FAIL-SAFE FOR RULE 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Board or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee, as the case may be. In the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

     If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement, to the extent necessary to avoid the imposition of such liability, shall be suspended and delayed during the period the Participant would be subject to such liability, but such suspension and delay shall not be for more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter.

     10.4. FAIL-SAFE FOR INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     10.5. FAIL-SAFE FOR MITIGATION OF EXCISE TAX. Except as otherwise provided in an Agreement, if any payment or right accruing to a Participant under this Plan (without the application of this provision), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code), such payment or right shall, if so elected by the Participant in his or her sole discretion, be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of the amount of any potential reduction in the rights or payments shall be made by the Committee in good faith after consultation with the Participant and shall be communicated to Participant prior to his or her making such election. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this paragraph shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

     10.6. NO CREDITOR RIGHTS. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of a Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

     10.7. NO RIGHTS WITH RESPECT TO EMPLOYMENT. Nothing contained herein shall be deemed to alter the employment relationship between the Company and a Participant, or the contractual relationship between the Company and a Participant if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment or a contract for services between the Company and a Participant. The Company and each of the Participants shall continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

     10.8. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any retirement or welfare benefit plan of the Company, unless otherwise specifically provided in such plan of the Company.

     Neither the adoption of the Plan by the Board, nor the submission of the Plan to the shareholders of the Company for approval pursuant to Section 1.4 hereof, shall be construed as creating any limitations on the power of the Company or the Board to adopt such other incentive arrangements as the Company or the Board may deem desirable, including, without limitation, any phantom stock or restricted stock arrangement and the granting of stock options or stock appreciation rights otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

     10.9. CONTROLLING LAW. The Plan, all Agreements and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan and all Agreements shall be construed to comply with all applicable law and to avoid liability to the Company or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

     10.10. WAIVER, CUMULATIVE RIGHTS. The failure or delay of either the Company or a Participant to require performance by the other party under any provision of the Plan or an Agreement shall not affect the Company's or the Participant's right to require such performance, unless and until such performance has been waived in writing. Each and every right provided by the Plan and an Agreement shall be cumulative and may be exercised from time to time in whole or in part (unless otherwise specifically provided).

     10.11. NOTICES. Any notice which either the Company or a Participant may be required or permitted to provide to the other party under the Plan or an Agreement shall be in writing and shall be deemed sufficiently given if personally delivered or sent by either facsimile, overnight courier or postage paid first class mail. Notices sent by mail shall be deemed received three (3) business days after mailed, but in no event later than the date of actual receipt Notices shall be directed, if to a Participant, to the Participant's address indicated in the Company's business records or oas otherwise designated in writing delivered by the Participant to the Company to apply for purposes of the Plan; and, if to the Company, to the Secretary of the Company at the Company's principal executive office or to such other officer of the Company at such address as may be designated in an Agreement or otherwise in writing delivered by the Company to the Participant.

     10.12. SUCCESSORS AND ASSIGNS. This Plan and an Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company under this Plan and an Agreement, shall be binding upon the Participant's heirs, legal representatives and successors.

     10.13. HEADINGS. The headings contained in this Plan or in an Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Plan or an Agreement.

     10.14. SEVERABILITY. If any provision of this Plan and an Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby or thereof, and this Plan and the Agreement shall be construed as if such invalid or unenforceable provision were omitted.

     10.15. ENTIRE AGREEMENT. This Plan and, with respect to any Participant, the Agreement entered into with the Participant pursuant to which an Award is granted, including any Exhibits thereto, shall constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by the undersigned officer of the Company, as duly authorized by its Board of Directors, as of the ____ day of _____________________, 2001.

IBEX HEALTHDATA SYSTEMS, INC.



                                         By:   /s/ Mark D. Crockett
                                               --------------------------------
                                                    (signature)

                                         Title:
                                               --------------------------------
ATTEST:


By: /s/ [illegible signature]
   -------------------------------
             Secretary

                                AMENDMENT TO THE
                          IBEX HEALTHDATA SYSTEMS, INC.
                            2001 STOCK INCENTIVE PLAN

IBEX HEALTHDATA SYSTEMS, INC. (the "Company") hereby promulgates, effective as of January 1, 2003, the following Amendment to the IBEX HEALTHDATA SYSTEMS, INC. 2001 Stock Incentive Plan (the "Plan") as previously adopted by the Company effective March 2, 2001.

     A. The Company previously adopted the Plan and reserved 612 shares for issuance under the Plan.

     B. The Company adopted a 96.59634-to-1 stock split which caused the number of s shares available for issuance under the Plan to be adjusted from 612 to 59,117 shares pursuant to Section 4.5 of the Plan.

     C. The Company desires to increase the number of shares reserved for issuance under the Plan from 59,117 to 91,000.

(1) Section 4.1 shall be amended by amended and restated in its entirety as follows:

     4.1 Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the exercise of Options under the Plan, whether Incentive Stock Options or Nonqualified Stock Options, shall be ninety one thousand (91,000) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by the undersigned officers of the Company, as duly authorized by its Board of Directors, as of the 29th day of January, 2004.


                                          IBEX HEALTHDATA SYSTEMS, INC.


                                       By:
                                             ---------------------------------
                                       Name:
                                       Title:

ATTEST:


By:
   -------------------------------
     Joan Lebow, Secretary

                             SECOND AMENDMENT TO THE
                          IBEX HEALTHDATA SYSTEMS, INC.
                            2001 STOCK INCENTIVE PLAN


     IBEX HEALTHDATA SYSTEMS, INC. (the "Company") hereby adopts this Second Amendment to the IBEX HEALTHDATA SYSTEMS, INC. 2001 STOCK INCENTIVE PLAN as established effective March 1, 2001 and amended once to date (the "Plan"), to be effective as of June 25, 2004.

     WHEREAS, subject to shareholder approval, the Company desires to increase the number of shares reserved for issuance under the Plan from 91,000 to 250,000 shares, an increase of 159,000; and

     WHEREAS, the Company desires to amend the Change in Control vesting provisions to eliminate automatic accelerated vesting upon a Change in Control and instead make accelerated vesting discretionary with the Company's Board of Directors for any Change in Control occurring, and new Options granted, on or after June 1, 2004; and

     WHEREAS, the Company desires to amend the Termination of Employment provisions to allow a Participant who is threatened with Termination of Employment for Cause to exercise his or her Options during any period in which the issue of Cause is being investigated and has not been conclusively determined in accordance with any procedures set forth in any employment agreement between the Participant and the Company or in any Company personnel policy, whichever may be applicable;

     NOW, THEREFORE, for the reasons given above, the Plan is hereby amended in the following respects:

     1. Section 4.1, NUMBER OF SHARES AVAILABLE, shall be amended and restated in its entirety to read as follows:

          "4.1 NUMBER OF SHARES AVAILABLE. Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the exercise of Options under the Plan, whether Incentive Stock Options or Nonqualified Stock Options, shall be two hundred fifty thousand (250,000) shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

     2. Section 6.4, EFFECT OF TERMINATION OF EMPLOYMENT, shall be amended by restating subparagraph (e) thereof in its entirety to read as follows:

          "(e) Notwithstanding anything in the preceding subparagraphs (a), (b),
          (c) and (d) to the contrary, in the event of Termination of Employment of a Participant by the Company for Cause, such Option or such portion thereof shall cease to be exercisable automatically upon the effective date of such Termination, with no extended time period for any exercise of the Option or any portion thereof. If a Participant's employment or services are suspended pending an internal Company investigation (conducted pursuant to the Participant's employment agreement with the Company or any applicable Company personnel policy) of whether the Participant's employment or services should be terminated for Cause, the Participant's rights under any Option shall remain in effect during the period of such investigation but not beyond the effective date of the Participant's Termination of Employment for Cause resulting from such investigation."

     3. Section 9.1, IMPACT OF EVENT, shall be amended and restated in its entirety to read as follows:

          "9.1 IMPACT OF EVENT. Notwithstanding any other provision of the Plan or of any Agreement to the contrary (except as provided below with respect to preexisting Agreements), in the event of a Change in Control (as defined in Section 9.2) that occurs on or after June 1, 2004, any Awards outstanding as of the date of the Change in Control which are not then fully vested and exercisable may vest further on an accelerated basis, in whole or in part, as of such date, as may be declared by the Board in its sole discretion. The preceding sentence shall not apply to any Option which is outstanding immediately prior to June 1, 2004 and which, by the terms of its Agreement then in effect, would vest fully and automatically upon a Change in Control, unless such Agreement is so amended by mutual consent."

     IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf by the undersigned officers of the Company, as duly authorized by its Board of Directors, as of the 25th day of June, 2004.


                                      IBEX HEALTHDATA SYSTEMS, INC.


                                       By:    /s/ Mark D. Crockett
                                             ---------------------------------
                                       Name:  Mark D. Crockett
                                       Title: CEO

ATTEST:


By: /s/ Joan Lebow
   -------------------------------
     Joan Lebow, Secretary


                                       2